Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended December 31, 2014
www.preit.com
NYSE: PEI
NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
December 31, 2014

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of December 31, 2014, the Company owned interests in 42 retail properties, 38 of which are operating retail properties and four are development properties. The 38 operating retail properties have a total of 28.6 million square feet and include 32 enclosed malls and six other retail properties. The operating properties are located in 11 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Vice President of Corporate Communications
200 South Broad Street
Philadelphia, PA 19102
Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number

Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Discern	David Wiggington	(646) 863-4177

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013	2012
TRADING INFORMATION
Common Shares
High Price per share	$24.35	$19.58	$24.35	$22.54	$17.90
Low Price per share	$18.90	$16.61	$16.35	$14.20	$10.49
Closing Share Price (at the end of period)	$23.46	$18.98	$23.46	$18.98	$17.64
Series A Preferred Shares
High Price per share	$27.24	$25.89	$27.24	$28.06	$27.33
Low Price per share	$25.80	$24.77	$25.04	$24.77	$24.95
Closing Share Price (at the end of period)	$26.24	$25.16	$26.24	$25.16	$26.28
Series B Preferred Shares
High Price per share	$26.08	$24.64	$26.41	$26.86	$25.54
Low Price per share	$25.03	$23.05	$23.53	$23.05	$24.51
Closing Share Price (at the end of period)	$25.89	$23.73	$25.89	$23.73	$25.27
MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	68,801	68,293	68,801	68,293	56,331
OP Units Outstanding	2,122	2,129	2,122	2,129	2,301
Total Common Shares and OP Units Outstanding	70,923	70,422	70,923	70,422	58,632
Equity Market Capitalization—Common Shares and OP Units	$1,663,848	$1,336,614	$1,663,848	$1,336,614	$1,034,273
Series A Preferred Shares, Nominal Value	115,000	115,000	115,000	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250	86,250
Total Equity Market Capitalization	$1,865,098	$1,537,864	$1,865,098	$1,537,864	$1,235,523
DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,598,257	$1,701,101	$1,598,257	$1,701,101	$2,101,769
Unsecured Debt Balance (2)(3)	130,000	130,000	130,000	130,000	—
Debt Capitalization	1,728,257	1,831,101	1,728,257	1,831,101	2,101,769
TOTAL MARKET CAPITALIZATION	$3,593,355	$3,368,965	$3,593,355	$3,368,965	$3,337,292
Equity Capitalization/Total Market Capitalization	51.9%	45.6%	51.9%	45.6%	37.0%
Debt Capitalization/Total Market Capitalization	48.1%	54.4%	48.1%	54.4%	63.0%
Unsecured Debt Balance/Total Debt	7.5%	7.1%	7.5%	7.1%	—%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	$0.03	$—	$0.11	$—	$—
Non-Dividend Distributions	0.17	0.20	0.69	0.74	0.63
Distributions per common share	$0.20	$0.20	$0.80	$0.74	$0.63
Annualized Dividend Yield (4)	3.4%	4.2%	3.4%	3.9%	3.6%
CAPITAL RESOURCES
Cash and Cash Equivalents	$47,721	$41,867	$47,721	$41,867	$38,873
Revolving Facility	400,000	400,000	400,000	400,000	250,000
Amount Outstanding	—	(130,000)	—	(130,000)	—
Letter of Credit	(7,135)	—	(7,135)	—	—
Available Revolving Facility (5)	392,865	270,000	392,865	270,000	250,000
Term Loans	250,000	—	250,000	—	182,000
Amount Borrowed	(130,000)	—	(130,000)	—	(182,000)
Available Term Loans (5)	$120,000	$—	$120,000	$—	$—
TOTAL	$560,586	$311,867	$560,586	$311,867	$288,873
Shelf Registration	$1,000,000	$568,750	$1,000,000	$568,750	$798,750

(1)	The secured debt balance includes $182,000 in Term Loans outstanding as of December 31, 2012.

(2)	The unsecured debt balance includes a Revolving Facility balance of $130,000 as of December 31, 2013.

(3)	The unsecured debt balance includes a Term Loan balance of $130,000 as of December 31, 2014.

(4)	Based on the closing price at the end of the period.

(5)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility and the $250.0 million aggregate 2014 Term Loans, is an aggregate of $561.1 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters Ended December 31, 2014 and December 31, 2013
Proportionate Consolidation Method
(in thousands)

	Quarter Ended December 31, 2014			Quarter Ended December 31, 2013
				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$69,000	$9,464	$78,464	$75,514	$6,983	$405	$82,902
Expense reimbursements	30,638	3,891	34,529	31,842	2,832	135	34,809
Percentage rent	3,669	223	3,892	3,574	127	—	3,701
Lease termination revenue	1,352	25	1,377	998	96	30	1,124
Other real estate revenue	5,395	542	5,937	6,009	474	64	6,547
Total real estate revenue	110,054	14,145	124,199	117,937	10,512	634	129,083
Other income	1,301	—	1,301	1,459	—	—	1,459
Total revenue	111,355	14,145	125,500	119,396	10,512	634	130,542
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(32,939)	(3,749)	(36,688)	(36,727)	(2,273)	(384)	(39,384)
Utilities	(4,422)	(444)	(4,866)	(5,043)	(207)	(27)	(5,277)
Other operating expenses	(4,059)	(926)	(4,985)	(5,311)	(712)	112	(5,911)
Total property operating expenses	(41,420)	(5,119)	(46,539)	(47,081)	(3,192)	(299)	(50,572)
Depreciation and amortization	(36,694)	(3,782)	(40,476)	(36,406)	(1,844)	(87)	(38,337)
General and administrative expenses	(9,294)	—	(9,294)	(10,395)	—	—	(10,395)
Acquisition costs and other expenses	(1,607)	(377)	(1,984)	(561)	—	—	(561)
Total operating expenses	(89,015)	(9,278)	(98,293)	(94,443)	(5,036)	(386)	(99,865)
Interest expense, net (2)	(20,373)	(2,691)	(23,064)	(20,227)	(2,779)		(23,006)
Total expenses	(109,388)	(11,969)	(121,357)	(114,670)	(7,815)	(386)	(122,871)
Income before equity in income of partnerships, gains on sales of real estate and discontinued operations	1,967	2,176	4,143	4,726	2,697	248	7,671
Equity in income of partnerships	2,176	(2,176)	—	2,697	(2,697)	—	—
Gains on sales of real estate	13,113	—	13,113	—	—	—	—
Gains on sales of non-operating real estate	1,774	—	1,774	—	—	—	—
Income from continuing operations	19,030	—	19,030	7,423	—	248	7,671
Discontinued operations:
Operating results from discontinued operations	—	—	—	248	—	(248)	—
Gains on sales of discontinued operations	—	—	—	160	—	—	160
Income from discontinued operations	—	—	—	408	—	(248)	160
Net income	19,030	—	19,030	7,831	—	—	7,831
Less: net income attributed to noncontrolling interest	(572)	—	(572)	(281)	—	—	(281)
Net income attributable to PREIT	18,458	—	18,458	7,550	—	—	7,550
Less: preferred share dividends	(3,962)	—	(3,962)	(3,962)	—	—	(3,962)
Net income attributable to PREIT common shareholders	$14,496	$—	$14,496	$3,588	$—	$—	$3,588

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $110 and $255 for the quarters ended December 31, 2014 and 2013, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Years Ended December 31, 2014 and December 31, 2013
Proportionate Consolidation Method
(in thousands)

	Year Ended December 31, 2014			Year Ended December 31, 2013
				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Total	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$278,896	$32,015	$310,911	$283,074	$27,319	$7,861	$318,254
Expense reimbursements	126,925	13,678	140,603	126,909	11,193	1,745	139,847
Percentage rent	5,124	302	5,426	5,732	216	26	5,974
Lease termination revenue	2,250	37	2,287	1,565	123	78	1,766
Other real estate revenue	13,401	1,472	14,873	14,448	1,344	304	16,096
Total real estate revenue	426,596	47,504	474,100	431,728	40,195	10,014	481,937
Other income	6,107	—	6,107	6,950	—	—	6,950
Total revenue	432,703	47,504	480,207	438,678	40,195	10,014	488,887
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(140,662)	(11,660)	(152,322)	(142,684)	(8,791)	(3,399)	(154,874)
Utilities	(23,993)	(1,251)	(25,244)	(22,028)	(753)	(288)	(23,069)
Other operating expenses	(15,772)	(2,904)	(18,676)	(17,567)	(2,416)	(601)	(20,584)
Total property operating expenses	(180,427)	(15,815)	(196,242)	(182,279)	(11,960)	(4,288)	(198,527)
Depreciation and amortization	(144,304)	(9,850)	(154,154)	(140,880)	(7,373)	(1,161)	(149,414)
General and administrative expenses	(35,518)	—	(35,518)	(36,975)	—	—	(36,975)
Provision for employee separation expense	(4,961)	—	(4,961)	(2,314)	—	—	(2,314)
Acquisition costs and other expenses	(4,937)	(397)	(5,334)	(1,422)	—	—	(1,422)
Total operating expenses	(370,147)	(26,062)	(396,209)	(363,870)	(19,333)	(5,449)	(388,652)
Interest expense, net (2)	(82,165)	(10,873)	(93,038)	(98,731)	(11,084)	(1,753)	(111,568)
Impairment of assets	(19,695)	—	(19,695)	(6,304)	—	—	(6,304)
Total expenses	(472,007)	(36,935)	(508,942)	(468,905)	(30,417)	(7,202)	(506,524)
Loss before equity in income of partnerships, gains on sales of real estate and discontinued operations	(39,304)	10,569	(28,735)	(30,227)	9,778	2,812	(17,637)
Equity in income of partnerships	10,569	(10,569)	—	9,778	(9,778)	—	—
Gains on sales of real estate	12,699	—	12,699	—	—	—	—
Gains on sales of non-operating real estate	1,774	—	1,774	—	—	—	—
Loss from continuing operations	(14,262)	—	(14,262)	(20,449)	—	2,812	(17,637)
Discontinued operations:
Operating results from discontinued operations	—	—	—	2,812	—	(2,812)	—
Impairment of assets of discontinued operations	—	—	—	(23,662)	—	—	(23,662)
Gains on sales of discontinued operations	—	—	—	78,512	—	—	78,512
Income from discontinued operations	—	—	—	57,662	—	(2,812)	54,850
Net (loss) income	(14,262)	—	(14,262)	37,213	—	—	37,213
Less: net loss (income) attributed to noncontrolling interest	432	—	432	(1,354)	—	—	(1,354)
Net (loss) income attributable to PREIT	(13,830)	—	(13,830)	35,859	—	—	35,859
Less: preferred share dividends	(15,848)	—	(15,848)	(15,848)	—	—	(15,848)
Net (loss) income attributable to PREIT common shareholders	$(29,678)	$—	$(29,678)	$20,011	$—	$—	$20,011

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $604 and $863 for the twelve months ended December 31, 2014 and 2013, respectively.

Pennsylvania Real Estate Investment Trust
Statement of Net Operating Income (1)
(in thousands)

	Quarter Ended December 31, 2014			Quarter Ended December 31, 2013
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$74,617	$3,847	$78,464	$72,861	$10,041	$82,902
Expense reimbursements	33,346	1,183	34,529	31,516	3,293	34,809
Percentage rent	3,818	74	3,892	3,547	154	3,701
Lease termination revenue	1,346	31	1,377	1,095	29	1,124
Other real estate revenue	5,739	198	5,937	5,698	849	6,547
TOTAL REAL ESTATE REVENUE	118,866	5,333	124,199	114,717	14,366	129,083
Property operating expenses:
CAM and real estate taxes	(34,294)	(2,394)	(36,688)	(33,844)	(5,540)	(39,384)
Utilities	(4,586)	(280)	(4,866)	(4,554)	(723)	(5,277)
Other operating expenses	(4,566)	(419)	(4,985)	(5,033)	(878)	(5,911)
TOTAL PROPERTY OPERATING EXPENSES	(43,446)	(3,093)	(46,539)	(43,431)	(7,141)	(50,572)
NET OPERATING INCOME	$75,420	$2,240	$77,660	$71,286	$7,225	$78,511

	2014	% change 2013 to 2014	2013
Same store NOI variance
Same store NOI (2)	$75,420	5.8%	$71,286
Same store NOI excluding lease terminations	$74,074	5.5%	$70,191

	Year Ended December 31, 2014			Year Ended December 31, 2013
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$281,889	$29,022	$310,911	$273,847	$44,407	$318,254
Expense reimbursements	130,869	9,734	140,603	125,273	14,574	139,847
Percentage rent	5,307	119	5,426	5,718	256	5,974
Lease termination revenue	1,864	423	2,287	1,609	157	1,766
Other real estate revenue	13,155	1,718	14,873	13,408	2,688	16,096
TOTAL REAL ESTATE REVENUE	433,084	41,016	474,100	419,855	62,082	481,937
Property operating expenses:
CAM and real estate taxes	(135,419)	(16,903)	(152,322)	(131,047)	(23,827)	(154,874)
Utilities	(22,668)	(2,576)	(25,244)	(20,077)	(2,992)	(23,069)
Other operating expenses	(15,212)	(3,464)	(18,676)	(16,753)	(3,831)	(20,584)
TOTAL PROPERTY OPERATING EXPENSES	(173,299)	(22,943)	(196,242)	(167,877)	(30,650)	(198,527)
NET OPERATING INCOME	$259,785	$18,073	$277,858	$251,978	$31,432	$283,410

	2014	% change 2013 to 2014	2013
Same store NOI variance
Same store NOI (2)	$259,785	3.1%	$251,978
Same store NOI excluding lease terminations	$257,921	3.0%	$250,369

(1)	PREIT's proportionate share of partnership operations is "grossed up" to reflect the Company's share of the total revenue and expenses of the underlying properties.

(2)	Same store NOI definition can be found on page 25.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Income (loss) from continuing operations	$19,030	$7,423	$(14,262)	$(20,449)
Dividends on preferred shares	(3,962)	(3,962)	(15,848)	(15,848)
Noncontrolling interest	(572)	(225)	432	729
Dividends on unvested restricted shares	(88)	(119)	(380)	(439)
Income (loss) from continuing operations used to calculate loss per share - basic and diluted	$14,408	$3,117	$(30,058)	$(36,007)

Income from discontinued operations	$—	$408	$—	$57,662
Noncontrolling interest	—	(56)	—	(2,083)
Income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$352	$—	$55,579
Basic earnings (loss) per share
Income (loss) from continuing operations - basic	$0.21	$0.05	$(0.44)	$(0.56)
Income from discontinued operations - basic	—	—	—	0.87
	$0.21	$0.05	$(0.44)	$0.31
Diluted earnings (loss) per share
Income (loss) from continuing operations - diluted	$0.21	$0.05	$(0.44)	$(0.56)
Income from discontinued operations - diluted	—	—	—	0.87
	$0.21	$0.05	$(0.44)	$0.31

Weighted average common shares outstanding	68,793	68,216	68,700	64,265
Weighted average unvested restricted shares	(440)	(599)	(483)	(603)
Weighted average shares outstanding - basic	68,353	67,617	68,217	63,662
Weighted average effect of common share equivalents (1)	798	843	—	—
Total weighted average shares outstanding - diluted	69,151	68,460	68,217	63,662

(1)
For the twelve months ended December 31, 2014 and December 31, 2013, there are net losses allocable to common shareholders from continuing operations. Therefore, the effect of common share equivalents of 696 and 876 for the years ended December 31, 2014 and 2013, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Quarter Ended December 31, 2014			Quarter Ended December 31, 2013
				Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Total	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$110,054	$14,145	$124,199	$117,937	$10,512	$634	$129,083
Property operating expenses	(41,420)	(5,119)	(46,539)	(47,081)	(3,192)	(299)	(50,572)
NET OPERATING INCOME	68,634	9,026	77,660	70,856	7,320	335	78,511
General and administrative expenses	(9,294)	—	(9,294)	(10,395)	—	—	(10,395)
Other income	1,301	—	1,301	1,459	—	—	1,459
Acquisition costs and other expenses	(1,607)	(377)	(1,984)	(561)	—	—	(561)
Interest expense, net	(20,373)	(2,691)	(23,064)	(20,227)	(2,779)		(23,006)
Depreciation on non real estate assets	(447)	—	(447)	(332)	—	—	(332)
Gains on sales of non operating real estate	1,774	—	1,774	—	—	—	—
Dividends on preferred shares	(3,962)	—	(3,962)	(3,962)	—	—	(3,962)
FFO	36,026	5,958	41,984	36,838	4,541	335	41,714
Depreciation on real estate assets	(36,247)	(3,782)	(40,029)	(36,074)	(1,844)	(87)	(38,005)
Equity in income of partnerships	2,176	(2,176)	—	2,697	(2,697)	—	—
Gains on sales of real estate	13,113	—	13,113	—	—	—	—
Operating results from discontinued operations	—	—	—	248	—	(248)	—
Gains on sales of discontinued operations	—	—	—	160	—	—	160
Preferred share dividends	3,962	—	3,962	3,962	—	—	3,962
Net income	$19,030	$—	$19,030	$7,831	$—	$—	$7,831
FFO	$36,026	$5,958	$41,984	$36,838	$4,541	$335	$41,714
Acquisition costs	926	—	926	—	—	—	—
Loss on hedge ineffectiveness	406	—	406	—	—	—	—
FFO AS ADJUSTED	$37,358	$5,958	$43,316	$36,838	$4,541	$335	$41,714
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$37,358	$5,958	$43,316	$36,838	$4,541	$335	$41,714
Adjustments:
Straight line rent	(303)	(67)	(370)	(392)	(33)	(1)	(426)
Recurring capital expenditures	(13,821)	(280)	(14,101)	(7,593)	(374)	—	(7,967)
Tenant allowances	(10,597)	(29)	(10,626)	(11,122)	(317)	—	(11,439)
Capitalized leasing costs	(1,223)	—	(1,223)	(1,359)	—	—	(1,359)
Amortization of above- and below-market lease intangibles	(83)	42	(41)	(288)	(21)	(2)	(311)
FAD	$11,331	$5,624	$16,955	$16,084	$3,796	$332	$20,212
Weighted average number of shares outstanding			68,353				67,617
Weighted average effect of full conversion of OP Units			2,124				2,129
Effect of common share equivalents			798				844
Total weighted average shares outstanding, including OP Units			71,275				70,590
FFO PER DILUTED SHARE AND OP UNIT			$0.59				$0.59
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$0.61				$0.59
FAD PER DILUTED SHARE AND OP UNIT			$0.24				$0.29
DIVIDEND PER COMMON SHARE			$0.20				$0.20

Pennsylvania Real Estate Investment Trust
Funds From Operations and Funds Available for Distribution
(in thousands, except per share amounts)

	Year Ended December 31, 2014				Year Ended December 31, 2013
					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$426,596	$47,504	$474,100		$431,728	$40,195	$10,014	$481,937
Property operating expenses	(180,427)	(15,815)	(196,242)		(182,279)	(11,960)	(4,288)	(198,527)
NET OPERATING INCOME	246,169	31,689	277,858		249,449	28,235	5,726	283,410
General and administrative expenses	(35,518)	—	(35,518)		(36,975)	—	—	(36,975)
Provision for employee separation expense	(4,961)	—	(4,961)		(2,314)	—	—	(2,314)
Other income	6,107	—	6,107		6,950	—	—	6,950
Project costs and other expenses	(4,937)	(397)	(5,334)		(1,422)	—	—	(1,422)
Interest expense, net	(82,165)	(10,873)	(93,038)		(98,731)	(11,084)	(1,753)	(111,568)
Depreciation on non real estate assets	(1,621)	—	(1,621)		(1,132)	—	—	(1,132)
Gains on sales of non operating real estate	1,774	—	1,774		—	—	—	—
Dividends on preferred shares	(15,848)	—	(15,848)		(15,848)	—	—	(15,848)
FFO	109,000	20,419	129,419		99,977	17,151	3,973	121,101
Depreciation on real estate assets	(142,683)	(9,850)	(152,533)		(139,748)	(7,373)	(1,161)	(148,282)
Impairment of assets	(19,695)	—	(19,695)		(6,304)	—	—	(6,304)
Equity in income of partnerships	10,569	(10,569)	—		9,778	(9,778)	—	—
Net gains on sales of real estate	12,699	—	12,699		—	—	—	—
Operating results from discontinued operations	—	—	—		2,812	—	(2,812)	—
Impairment of assets of discontinued operations	—	—	—		(23,662)	—	—	(23,662)
Gains on sales of discontinued operations	—	—	—		78,512	—	—	78,512
Dividends on preferred shares	15,848	—	15,848		15,848	—	—	15,848
Net (loss) income	$(14,262)	$—	$(14,262)		$37,213	$—	$—	$37,213
FFO	$109,000	$20,419	$129,419		$99,977	$17,151	$3,973	$121,101
Provision for employee separation expenses	4,961	—	4,961		2,314	—	—	2,314
Acquisition costs	3,441	—	3,441		—	—	—	—
Loss on hedge ineffectiveness	1,761	—	1,761		3,409	—	—	3,409
Accelerated amortization of deferred financing costs	—	—	—		1,076	—	—	1,076
FFO AS ADJUSTED	$119,163	$20,419	$139,582		$106,776	$17,151	$3,973	$127,900
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$119,163	$20,419	$139,582		$106,776	$17,151	$3,973	$127,900
Adjustments:
Straight line rent	(1,467)	(110)	(1,577)		(1,476)	(146)	51	(1,571)
Recurring capital expenditures	(23,331)	(610)	(23,941)		(15,511)	(855)	(130)	(16,496)
Tenant allowances	(30,381)	(524)	(30,905)		(24,938)	(518)	—	(25,456)
Capitalized leasing costs	(5,446)	—	(5,446)		(5,261)	—	—	(5,261)
Amortization of above- and below-market lease intangibles	(979)	(53)	(1,032)		(950)	(94)	(15)	(1,059)
FAD	$57,559	$19,122	$76,681		$58,640	$15,538	$3,879	$78,057
Weighted average number of shares outstanding			68,217					63,662
Weighted average effect of full conversion of OP Units			2,128					2,194
Effect of common share equivalents			696					876
Total weighted average shares outstanding, including OP Units			71,041					66,732
FFO PER DILUTED SHARE AND OP UNIT			$1.82					$1.81
FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED			$1.96					$1.92
FAD PER DILUTED SHARE AND OP UNIT			$1.08					$1.17
DIVIDEND PER COMMON SHARE			$0.80					$0.74
PAYOUT RATIOS
Payout ratio of FFO			44.0%	(1)				40.9%	(2)
Payout ratio of FFO as adjusted			40.8%	(1)				38.5%	(2)
Payout ratio of FAD			74.1%	(1)				63.2%	(2)

(1)	Twelve months ended December 31, 2014.

(2)	Twelve months ended December 31, 2013.

Pennsylvania Real Estate Investment Trust
2014 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases - non anchor tenants less than 10k sf: (3)
1st Quarter	39	81,690	N/A	$48.07	$48.07	N/A	$5.20
2nd Quarter	52	152,596	N/A	41.71	41.71	N/A	7.25
3rd Quarter	44	114,791	N/A	43.00	43.00	N/A	7.15
4th Quarter	23	43,782	N/A	51.00	51.00	N/A	5.06
Total/Average	158	392,859	N/A	$44.44	$44.44	N/A	$6.55

New Leases - non anchor tenants 10k sf or greater: (3)
1st Quarter	2	25,971	N/A	$12.50	$12.50	N/A	$5.61
2nd Quarter	11	179,206	N/A	25.31	25.31	N/A	5.90
3rd Quarter	4	93,568	N/A	22.19	22.19	N/A	2.98
4th Quarter	2	33,622	N/A	19.41	19.41	N/A	8.83
Total/Average	19	332,367	N/A	$22.83	$22.83	N/A	$5.35

Renewal - non anchor tenants less than 10k sf : (4)
1st Quarter	48	145,510	$36.02	$38.68	$2.66	7.4%	$—
2nd Quarter	105	286,783	33.75	35.27	1.52	4.5%	—
3rd Quarter	79	188,814	39.00	40.29	1.29	3.3%	0.16
4th Quarter	110	328,863	39.75	40.61	0.86	2.2%	1.91
Total/Average	342	949,970	$37.22	$38.64	$1.42	3.8%	$0.69

Renewal - non anchor tenants 10k sf or greater: (4)
1st Quarter	6	107,781	$16.22	$17.04	$0.82	5.1%	$—
2nd Quarter	4	124,249	17.51	18.90	1.39	7.9%	—
3rd Quarter	3	63,256	17.18	15.64	(1.54)	(9.0)%	—
4th Quarter	4	122,940	12.58	13.64	1.06	8.4%	—
Total/Average	17	418,226	$15.68	$16.38	$0.70	4.5%	$—

New Leases - Anchor Tenants:
1st Quarter	1	52,055	N/A	$7.50	$7.50	N/A	$4.00
2nd Quarter	1	98,391	N/A	15.34	15.34	N/A	8.33
3rd Quarter	1	71,888	N/A	22.50	22.50	N/A	3.67
4th Quarter	—	—	N/A	—	—	N/A	—
Total/Average	3	222,334	N/A	$15.82	$15.82	N/A	$5.81

Renewal Leases - Anchor Tenants:
1st Quarter	1	101,476	$2.79	$2.80	$0.01	0.4%	$—
2nd Quarter	1	77,688	2.85	2.92	0.07	2.5%	—
3rd Quarter	1	96,357	4.62	4.62	—	—%	—
4th Quarter	2	254,577	7.52	7.52	—	—%	—
Total/Average	5	530,098	$5.40	$5.42	$0.02	0.4%	$—

(1)	New rent is the initial amount payable upon rent commencement.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes leases for reconfigured spaces and lease extensions.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	December 31, 2014						December 31, 2013						Change
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy		Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor					Total	Non-Anchor				Total	Non-Anchor

Premier Malls	34.3%	$543	$69.31	13.3%	98.2%	97.3%	32.5%	$526	$66.64	13.2%	98.0%	97.1%	3.2%	4.0%	0.1%	0.2%	0.2%
Core Growth Malls	44.8%	$352	$43.12	13.1%	97.3%	94.7%	42.3%	$356	$41.42	12.6%	97.2%	94.6%	(1.1)%	4.1%	0.5%	0.1%	0.1%
Opportunistic Malls	4.9%	$261	$27.14	11.5%	91.4%	89.7%	5.6%	$264	$27.22	11.5%	90.4%	88.7%	(1.1)%	(0.3)%	—%	1.0%	1.0%
Non Core Malls	5.7%	$278	$28.17	11.4%	96.3%	91.9%	5.6%	$268	$25.97	11.0%	96.4%	92.2%	3.7%	8.5%	0.4%	(0.1)%	(0.3)%
Total Same Store Malls	89.7%	$393	$47.05	12.9%	96.7%	94.5%	86.0%	$389	$45.30	12.7%	96.6%	94.3%	1.0%	3.9%	0.2%	0.1%	0.2%
Non Same Store Malls	3.9%	$423	$52.16	14.5%	74.4%	68.5%	4.9%	$356	$49.55	15.2%	77.3%	79.4%	18.8%	5.3%	(0.7)%	(2.9)%	(10.9)%
Total Malls	93.6%	$394	$47.18	13.0%	95.1%	93.4%	90.9%	$388	$45.43	12.8%	95.2%	93.7%	1.5%	3.9%	0.2%	(0.1)%	(0.3)%
Other Retail Properties	4.1%	N/A	$18.43	N/A	99.9%	99.9%	3.5%	N/A	$19.06	N/A	96.1%	95.3%	N/A	(3.3)%	N/A	3.8%	4.6%
Total Retail Properties	97.7%	N/A	$42.49	N/A	95.4%	94.0%	94.4%	N/A	$41.60	N/A	95.3%	93.8%	N/A	2.1%	N/A	0.1%	0.2%
Sold Properties (3)	1.8%	N/A	N/A	N/A	N/A	N/A	3.4%	$246	$22.37	N/A	91.8%	88.8%	N/A	N/A	N/A	N/A	N/A
Other Properties	0.5%	N/A	N/A	N/A	N/A	N/A	2.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$394	$42.49		95.4%	94.0%	100.0%	$380	$40.16		95.0%	93.5%		5.8%		0.4%	0.5%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less. Average gross rent for strip and power centers includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $18.74 per square foot as of December 31, 2014 and $17.52 per square foot as of December 31, 2013.

(3)	Includes Nittany Mall, North Hanover Mall, South Mall, and Whitehall Mall. Average comp sales information as of December 31, 2013 includes Nittany Mall, North Hanover Mall and South Mall.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

	December 31, 2014			December 31, 2013			Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %
Premier Malls
Cherry Hill Mall	$623	97.2%	96.6%	$621	95.6%	94.8%	0.3%	1.6%	1.8%
Willow Grove Park	553	98.4%	96.8%	435	97.6%	95.2%	27.1%	0.8%	1.6%
Lehigh Valley Mall	540	97.2%	95.4%	559	98.3%	97.2%	(3.4)%	(1.1)%	(1.8)%
Woodland Mall	532	99.6%	99.6%	513	99.7%	99.7%	3.7%	(0.1)%	(0.1)%
Jacksonville Mall	454	99.6%	99.3%	461	100.0%	100.0%	(1.5)%	(0.4)%	(0.7)%
Dartmouth Mall	421	99.0%	98.4%	437	98.7%	97.9%	(3.7)%	0.3%	0.5%
Premier Malls Subtotal	$543	98.2%	97.3%	$526	98.0%	97.1%	3.2%	0.2%	0.2%
Core Growth Malls
The Mall at Prince Georges	$436	99.8%	99.5%	$396	99.8%	99.7%	10.1%	—%	(0.2)%
Springfield Mall	389	95.2%	95.2%	401	97.5%	97.5%	(3.0)%	(2.3)%	(2.3)%
Viewmont Mall	388	97.6%	93.7%	361	99.4%	98.3%	7.5%	(1.8)%	(4.6)%
Patrick Henry Mall	386	97.4%	96.3%	392	96.5%	94.9%	(1.5)%	0.9%	1.4%
Wyoming Valley Mall	385	96.4%	89.6%	381	97.5%	92.8%	1.0%	(1.1)%	(3.2)%
Valley Mall	375	97.0%	94.9%	360	97.7%	96.0%	4.2%	(0.7)%	(1.1)%
Valley View Mall	370	98.9%	98.5%	379	98.3%	97.7%	(2.4)%	0.6%	0.8%
Capital City Mall	370	98.6%	97.6%	379	98.2%	96.9%	(2.4)%	0.4%	0.7%
Magnolia Mall	350	99.8%	99.6%	351	98.7%	97.0%	(0.3)%	1.1%	2.6%
Francis Scott Key Mall	345	99.5%	99.2%	357	99.5%	99.1%	(3.4)%	—%	0.1%
Moorestown Mall	340	95.3%	89.5%	342	92.6%	83.6%	(0.6)%	2.7%	5.9%
Crossroads Mall	331	97.6%	94.8%	344	97.5%	94.5%	(3.8)%	0.1%	0.3%
Plymouth Meeting Mall	318	93.6%	90.2%	329	94.2%	91.1%	(3.3)%	(0.6)%	(0.9)%
Cumberland Mall	300	93.1%	88.5%	309	95.3%	92.2%	(2.9)%	(2.2)%	(3.7)%
Exton Square Mall	296	97.4%	94.3%	315	96.1%	91.5%	(6.0)%	1.3%	2.8%
Logan Valley Mall	292	98.4%	96.2%	315	98.2%	95.8%	(7.3)%	0.2%	0.4%
Gadsden Mall	282	98.1%	95.2%	299	97.5%	93.9%	(5.7)%	0.6%	1.3%
Core Growth Malls Subtotal	$352	97.3%	94.7%	$356	97.2%	94.6%	(1.1)%	0.1%	0.1%
Opportunistic Malls
Beaver Valley Mall	$270	96.5%	92.4%	$272	97.5%	94.6%	(0.7)%	(1.0)%	(2.2)%
Wiregrass Commons Mall	264	94.6%	92.1%	270	92.0%	88.4%	(2.2)%	2.6%	3.7%
New River Valley Mall	263	89.0%	99.0%	275	86.1%	97.2%	(4.4)%	2.9%	1.8%
Voorhees Town Center	242	76.1%	75.7%	219	73.2%	72.8%	10.5%	2.9%	2.9%
Opportunistic Malls Subtotal	$261	91.4%	89.7%	$264	90.4%	88.7%	(1.1)%	1.0%	1.0%

Malls Excluding Non Core and Redevelopment Subtotal	$403	96.8%	94.8%	$401	96.6%	94.6%	0.5%	0.2%	0.2%
Non Core Malls
Washington Crown Center	$327	95.7%	92.1%	$259	91.6%	84.4%	26.3%	4.1%	7.7%
Palmer Park Mall	303	96.2%	87.9%	300	98.1%	93.9%	1.0%	(1.9)%	(6.0)%
Uniontown Mall	274	94.4%	87.3%	266	97.4%	94.1%	3.0%	(3.0)%	(6.8)%
Lycoming Mall	246	98.7%	97.4%	255	98.0%	96.1%	(3.5)%	0.7%	1.3%
Non Core Malls Subtotal	$278	96.3%	91.9%	$268	96.4%	92.2%	3.7%	(0.1)%	(0.3)%
Same Store Malls weighted average	$393	96.7%	94.5%	$389	96.6%	94.3%	1.0%	0.1%	0.2%
Non Same Store Redevelopment Mall
The Gallery at Market East	$423	74.4%	68.5%	$356	77.3%	79.4%	18.8%	(2.9)%	(10.9)%
Total Continuing Malls weighted average	$394	95.1%	93.4%	$388	95.2%	93.7%	1.5%	(0.1)%	(0.3)%
Sold Properties	N/A	N/A	N/A	$246	91.3%	90.3%	N/A	N/A	N/A
Total Reported weighted average	$394	95.1%	93.4%	$380	95.0%	93.5%	3.7%	0.1%	(0.1)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants

Tenant (1)	Total Number of Locations	Percentage of Annualized Gross Rent (2)
L Brands, Inc.	65	3.5%
Signet Jewelers Limited	96	3.1%
Gap, Inc.	36	2.9%
Foot Locker, Inc.	56	2.9%
J.C. Penney Company, Inc. (3) (4)	25	2.6%
American Eagle Outfitters, Inc.	33	2.4%
Sears Holding Corporation	21	1.6%
Dick's Sporting Goods, Inc.	10	1.4%
Luxottica Group S.p.A.	43	1.4%
Genesco, Inc.	57	1.4%
Ascena Retail Group, Inc.	39	1.4%
Macy's, Inc.	23	1.4%
Abercrombie & Fitch Co.	18	1.4%
Boscov's Department Store	8	1.2%
Aeropostale, Inc.	32	1.2%
The Children's Place Retail Stores, Inc.	27	1.2%
Regal Entertainment Group	4	1.1%
The Finish Line, Inc.	22	1.1%
Shoe Show, Inc.	23	1.1%
Advent CR Holdings, Inc.	16	1.0%
Total Top 20 Tenants	654	35.1%
Total Leases	2,688	100.00%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.

(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(3)	Includes a landlord owned store located at Exton Square Mall which the tenant closed in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

(4)	Includes a landlord owned store located at Cumberland Mall which the tenant has announced that it intends to close in April 2015.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of December 31, 2014
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2014 and Prior	211	524,416	4.8%	$17,722	$15,797	4.6%	$33.79
2015	400	1,347,128	12.4%	47,714	43,062	12.7%	35.42
2016	438	1,629,483	15.0%	58,329	52,502	15.4%	35.80
2017	380	1,211,148	11.1%	45,981	42,061	12.4%	37.96
2018	260	1,181,478	10.9%	41,650	36,879	10.9%	35.25
2019	221	992,659	9.1%	34,051	30,826	9.1%	34.30
2020	123	866,470	8.0%	22,421	20,649	6.1%	25.88
2021	111	472,433	4.3%	17,655	15,521	4.6%	37.37
2022	118	549,580	5.0%	20,565	18,458	5.4%	37.42
2023	146	818,224	7.5%	28,742	25,397	7.5%	35.13
2024	126	589,492	5.4%	23,732	21,954	6.5%	40.26
Thereafter	68	704,690	6.5%	17,178	16,375	4.8%	24.38
Total/Average	2,602	10,887,201	100.0%	$375,740	$339,481	100.0%	$34.51

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2015 (5)	7	750,037	7.9%	$3,387	$3,387	7.4%	$4.52
2016	17	1,732,683	18.2%	6,728	6,728	14.7%	3.88
2017	9	1,319,105	13.9%	4,586	4,235	9.3%	3.48
2018	11	1,163,222	12.2%	5,105	5,105	11.2%	4.39
2019	18	1,857,420	19.5%	7,336	6,702	14.7%	3.95
2020 (6)	7	801,161	8.4%	3,650	3,650	8.0%	4.56
2021	2	126,805	1.3%	2,364	1,182	2.6%	18.64
2022	4	521,173	5.5%	2,646	2,646	5.8%	5.08
2023	—	—	—%	—	—	—%	N/A
2024	2	123,225	1.3%	2,316	1,158	2.5%	18.79
Thereafter	9	1,119,664	11.8%	17,078	10,865	23.8%	15.25
Total/Average	86	9,514,495	100.0%	$55,196	$45,658	100.0%	$5.80

(1)	Only includes owned space.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 514,056 square feet.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(4)	Accounts for all contiguous anchor space as one lease.

(5)	Includes a landlord owned store located at Cumberland Mall which the tenant announced it will close in April 2015.

(6)	Includes a landlord owned store located at Exton Square Mall which the tenant closed in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2014
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Premier Malls
Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	229	437	23	1,306
Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	175	5	670
Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	—	113	138	2	495
Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	180	379	27	1,170
Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	87	277	12	1,179
Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	—	157	255	313	—	—	—	725	167	275	2	1,169
Total Premier Malls					178	437	277	225	165	—	73	1,355	839	636	489	—	—	—	1,964	918	1,681	71	5,989
Core Growth Malls
Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	202	7	614
Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	—	74	129	11	469
Cumberland Mall (1)	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	200	158	46	941
Exton Square Mall (2)	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	96	—	—	—	277	59	291	21	1,088
Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	181	210	3	755
Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	—	96	100	10	507
Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	—	82	234	12	783
Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	—	99	176	1	619
Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	88	212	35	1,065
Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	50	135	140	—	—	—	—	145	285	38	248	11	717
Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	234	47	948
The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	—	155	280	2	917
Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	—	192	—	—	—	—	196	388	10	203	11	612
Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	127	242	20	912
Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	98	176	4	629
Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	140	—	—	—	—	—	140	66	161	15	768
Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	—	101	184	33	910
Core Growth Malls					—	492	1,654	1,332	570	278	790	5,116	1,547	—	332	155	42	580	2,656	1,753	3,440	289	13,254
(continued on next page)

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2014 (continued)
(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA
Opportunistic Malls
Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	193	211	33	1,153
New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	—	—	—	89	139	—	—	—	—	—	—	—	135	139	51	464
Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	73	159	75	732
Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	181	16	634
Opportunistic Malls					—	—	176	191	198	—	184	749	429	84	—	173	—	272	958	411	690	175	2,983
Non Core Malls
Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	162	183	9	807
Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	—	—	126	17	457
Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	—	102	168	39	700
Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	141	124	23	673
Non Core Malls					—	—	125	313	192	340	313	1,283	260	—	—	—	—	—	260	405	601	88	2,637
Non Same Store Redevelopment
The Gallery at Market East (3)	PA	50%	2003	1977/1990	—	—	—	—	—	—	786	786	—	—	—	—	—	—	—	109	202	377	1,474
Non Same Store Redevelopment					—	—	—	—	—	—	786	786	—	—	—	—	—	—	—	109	202	377	1,474
Strip and Power Centers
Street Level Retail (2 properties)	PA	100%	2014	1910/1960	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	24	1	74
Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	—	778
The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	343	54	1	705
Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	—	—	—	—	—	—	200	200	248	15	—	463
Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	98	98	—	—	—	—	—	146	146	21	22	—	287
Strip and Power Centers					—	—	—	—	—	—	225	225	—	—	—	—	—	894	894	1,015	171	2	2,307
Portfolio Totals					178	929	2,232	2,061	1,125	618	2,371	9,514	3,075	720	821	328	42	1,746	6,732	4,611	6,785	1,002	28,644

(1)	JCPenney announced it will close this landlord owned store in April 2015.

(2)	JCPenney closed this landlord owned store at this property in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

(3)
A portion of the property known as The Gallery was initially acquired in 2003 with further acquisitions of other buildings comprising The Gallery made in 2004, 2006 and 2013. In July 2014, the Company entered into a 50/50 JV partnership.

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of December 31, 2014

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Premier Malls
Cherry Hill Mall	—	—	—	—	—	(1)	—	—	(1)	2025	—	—
Dartmouth Mall	—	—	—	—	—	2019	—	—	(1)	—	2016	—
Jacksonville Mall	2016	—	—	—	—	2020	—	—	—	—	2016	—
Lehigh Valley Mall	—	—	2017	—	—	(1)	—	—	2017	—	—	—
Willow Grove Park (2)	—	—	—	—	—	2032	—	—	2022, (1)	2022	(1)	—
Woodland Mall	—	—	—	—	—	(1)	(1)	—	(1)	—	(1)	—

Core Growth Malls
Capital City Mall	—	—	—	—	—	2015	—	—	(1)	—	2019	—
Crossroads Mall	2019	—	—	—	—	2016	—	—	—	—	2016	—
Cumberland Mall (3)	—	—	(1)	2019	—	2015	—	—	—	—	—	—
Exton Square Mall (4)(5)	—	—	2019	—	—	2020	—	—	(1)	—	2019, (1)	—
Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(1)	—	2018	—
Gadsden Mall	2019	—	—	—	—	2028	—	—	—	—	2019	—
Logan Valley Mall	—	—	—	—	—	2017	—	—	2020	—	2016	—
Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2017	—
Moorestown Mall	—	—	2020	—	—	—	—	(1)	(1)	—	2022	—
Patrick Henry Mall	—	—	—	—	(1)	2015	—	—	(1)	—	—	—
Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(1)	—	—	—
The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019
Springfield Mall	—	—	—	—	—	—	—	—	(1)	—	—	(1)
Valley Mall	—	2019	—	—	—	2019	—	—	(1)	—	(1)	—
Valley View Mall	—	(1)	—	—	—	2020	—	—	(1)	—	(1)	—
Viewmont Mall	—	—	—	—	—	2015	—	—	(1)	—	2015	—
Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust
Department Store Lease Expirations as of December 31, 2014 (continued)

	Department Store Tenants
Properties	Belk	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target
Opportunistic Malls
Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(1)	—	2016	—
New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	—	—
Voorhees Town Center	—	—	(1)	—	—	—	—	—	(1)	—	—	—
Wiregrass Commons Mall	(1)	—	—	2020	(1)	(1)	—	—	—	—	—	—

Non Core Malls
Lycoming Mall	—	2016	—	2019	—	2015	—	—	(1)	—	2018	—
Palmer Park Mall	—	2019	2018	—	—	—	—	—	—	—	—	—
Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—
Washington Crown Center	—	2018	—	—	—	—	—	—	(1)	—	2019	—

Non Same Store Redevelopment Mall
The Gallery at Market East	—	—	—	2032	—	—	—	—	—	—	—	—

Strip and Power Centers
Street Level Retail (2 properties)	—	—	—	—	—	—	—	—	—	—	—	—
Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(1)
The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—
Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—
Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(1)
Total PREIT Owned Department Stores	5	6	6	5	—	21	—	—	5	2	16	1
Total Non-PREIT Owned Department Stores	1	1	2	—	2	4	1	1	18	—	5	3

(1)	Department store is not PREIT owned.

(2)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(3)	JCPenney announced it will close this landlord owned store in April 2015.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

(5)	JCPenney closed this landlord owned store at this property in May 2014. The tenant is obligated to pay rent through the end of the lease in May 2020.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
Proportionate Consolidation Method (1)
(in thousands, except per share amounts)

	December 31, 2014			December 31, 2013
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,216,231	$332,950	$3,549,181	$3,450,317	$218,167	$3,668,484
Construction in progress	60,452	16,578	77,030	68,835	953	69,788
Land held for development	8,721	—	8,721	8,716	—	8,716
Total investments in real estate	3,285,404	349,528	3,634,932	3,527,868	219,120	3,746,988
Accumulated depreciation	(1,061,051)	(97,786)	(1,158,837)	(1,012,746)	(86,289)	(1,099,035)
Net investments in real estate	2,224,353	251,742	2,476,095	2,515,122	132,831	2,647,953
Investments in partnerships, at equity	140,882	(140,882)	—	15,963	(15,963)	—
Other assets:
Cash and cash equivalents	40,433	7,288	47,721	34,230	7,637	41,867
Rent and other receivables (2)	40,566	3,970	44,536	46,439	1,783	48,222
Intangible assets, net	6,452	6,071	12,523	9,075	70	9,145
Deferred costs and other assets, net	87,017	7,252	94,269	97,752	15,889	113,641
Total assets	$2,539,703	$135,441	$2,675,144	$2,718,581	$142,247	$2,860,828
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,407,947	$190,310	$1,598,257	$1,502,650	$198,451	$1,701,101
Term Loans	130,000	—	130,000	—	—	—
Revolving Facility	—	—	—	130,000	—	130,000
Tenants’ deposits and deferred rent	15,541	4,078	19,619	17,896	4,151	22,047
Distributions in excess of partnership investments	65,956	(65,956)	—	64,491	(64,491)	—
Fair value of derivative instruments	2,490	—	2,490	844	—	844
Other liabilities	73,032	7,009	80,041	76,248	4,136	80,384
Total liabilities	1,694,966	135,441	1,830,407	1,792,129	142,247	1,934,376
Equity:
Total equity	844,737	—	844,737	926,452	—	926,452
Total liabilities and equity	$2,539,703	$135,441	$2,675,144	$2,718,581	$142,247	$2,860,828

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)
Total includes straight line rent of $27.8 million ($23.7 million consolidated, $4.1 million unconsolidated) as of December 31, 2014 and $28.9 million ($26.5 million consolidated, $2.4 million unconsolidated) as of December 31, 2013.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate (1)
(in thousands)

	December 31, 2014				December 31, 2013
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$74,120	$—	$30,465	$43,655	$72,133	$—	$27,238	$44,895
Capital City Mall	99,665	152	34,419	65,398	98,304	—	30,772	67,532
Cherry Hill Mall	470,493	—	163,178	307,315	461,126	—	139,719	321,407
Crossroads Mall	48,872	195	15,098	33,969	47,658	192	12,959	34,891
Cumberland Mall	67,422	375	17,412	50,385	66,546	—	15,102	51,444
Dartmouth Mall	64,544	—	32,540	32,004	63,842	—	30,532	33,310
Exton Square Mall	158,622	1	41,473	117,150	154,918	1,007	37,154	118,771
Francis Scott Key Mall	90,309	1,681	28,480	63,510	81,449	400	25,159	56,690
Gadsden Mall	64,301	—	16,483	47,818	63,365	—	14,276	49,089
The Gallery at Market East	—	—	—	—	245,189	7,406	46,201	206,394
Jacksonville Mall	84,173	2	27,148	57,027	82,094	—	24,214	57,880
Logan Valley Mall	100,887	—	32,222	68,665	98,012	—	29,457	68,555
Lycoming Mall	79,240	—	26,547	52,693	78,665	—	23,791	54,874
Magnolia Mall	90,725	—	37,033	53,692	91,666	—	33,817	57,849
Moorestown Mall	131,353	2,147	39,061	94,439	114,883	3,216	33,446	84,653
New River Valley Mall	59,340	—	27,497	31,843	59,169	—	24,375	34,794
Nittany Mall (2)	—	—	—	—	44,454	—	12,961	31,493
North Hanover Mall (2)	—	—	—	—	22,852	—	6,747	16,105
Palmer Park Mall	34,717	—	15,003	19,714	34,866	—	14,320	20,546
Patrick Henry Mall	146,434	—	53,642	92,792	144,331	—	47,753	96,578
Plymouth Meeting Mall	169,981	—	54,037	115,944	167,174	2,080	46,953	122,301
The Mall at Prince Georges	103,738	35	45,879	57,894	103,462	—	42,357	61,105
South Mall (3)	—	—	—	—	32,655	—	8,708	23,947
Uniontown Mall	43,751	—	15,973	27,778	43,037	—	14,285	28,752
Valley Mall	100,682	177	32,217	68,642	98,297	—	28,898	69,399
Valley View Mall	78,811	1,032	20,426	59,417	69,925	—	18,212	51,713
Viewmont Mall	98,404	—	29,834	68,570	92,644	—	26,362	66,282
Voorhees Town Center	83,501	589	28,152	55,938	79,888	302	22,989	57,201
Washington Crown Center	51,562	30	16,747	34,845	43,835	141	15,369	28,607
Willow Grove Park	236,236	—	73,260	162,976	232,099	—	65,183	166,916
Wiregrass Commons Mall	56,539	—	16,939	39,600	54,885	—	14,744	40,141
Woodland Mall	192,976	—	51,048	141,928	191,781	—	44,730	147,051
Wyoming Valley Mall	112,074	—	37,980	74,094	110,148	—	33,929	76,219
Total Consolidated Malls	3,193,472	6,416	1,060,193	2,139,695	3,445,352	14,744	1,012,712	2,447,384
Unconsolidated Malls
The Gallery at Market East	126,515	8,965	15,245	120,235	—	—	—	—
Lehigh Valley Mall	46,423	418	23,750	23,091	45,726	162	21,869	24,019
Springfield Mall	57,017	9	16,670	40,356	56,897	6	15,145	41,758
Total Unconsolidated Malls	229,955	9,392	55,665	183,682	102,623	168	37,014	65,777
TOTAL MALLS	$3,423,427	$15,808	$1,115,858	$2,323,377	$3,547,975	$14,912	$1,049,726	$2,513,161
(continued on next page)

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)
(in thousands)

	December 31, 2014				December 31, 2013
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Monroe Marketplace (4)	$1,515	$—	$60	$1,455	$1,515	$—	$34	$1,481
Pitney Road Plaza (5)	1,017	20	13	1,024	—	75	—	75
Street Level Retail (2 properties)	20,227	—	785	19,442	—	—	—	—
Westgate Anchor Pad (6)	—	—	—	—	3,450	—	—	3,450
Total Consolidated Strip and Power Centers	22,759	20	858	21,921	4,965	75	34	5,006
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,919	—	22,125	20,794	42,919	—	20,514	22,405
The Court at Oxford Valley	28,242	—	10,532	17,710	28,760	—	10,317	18,443
Red Rose Commons	13,617	1	5,221	8,397	13,617	1	5,009	8,609
Springfield Park	8,519	—	2,216	6,303	7,217	—	1,986	5,231
Whitehall Mall	—	—	—	—	16,791	—	9,528	7,263
Total Unconsolidated Strip and Power Centers	93,297	1	40,094	53,204	109,304	1	47,354	61,951
TOTAL STRIP AND POWER CENTERS	$116,056	$21	$40,952	$75,125	$114,269	$76	$47,388	$66,957
Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$19,230	$—	$19,230
White Clay Point	—	34,786	—	34,786	—	34,786	—	34,786
Total Consolidated Properties Under Development	—	54,016	—	54,016	—	54,016	—	54,016
Unconsolidated Properties Under Development
Gloucester Premium Outlets	3,458	6,401	—	9,859	—	—	—	—
Pavilion at Market East	6,240	784	2,027	4,997	6,240	784	1,921	5,103
Total Unconsolidated Properties Under Development	9,698	7,185	2,027	14,856	6,240	784	1,921	5,103
Other Properties
Land held for development - consolidated (5)	8,721	—	—	8,721	8,716	—	—	8,716
Total Other Properties	8,721	—	—	8,721	8,716	—	—	8,716
TOTAL DEVELOPMENT AND OTHER	$18,419	$61,201	$2,027	$77,593	$14,956	$54,800	$1,921	$67,835
TOTAL INVESTMENT IN REAL ESTATE	$3,557,902	$77,030	$1,158,837	$2,476,095	$3,677,200	$69,788	$1,099,035	$2,647,953
CONSOLIDATED PROPERTIES	$3,224,952	$60,452	$1,061,051	$2,224,353	$3,459,033	$68,835	$1,012,746	$2,515,122
UNCONSOLIDATED PROPERTIES	332,950	16,578	97,786	251,742	218,167	953	86,289	132,831
TOTAL INVESTMENT IN REAL ESTATE	$3,557,902	$77,030	$1,158,837	$2,476,095	$3,677,200	$69,788	$1,099,035	$2,647,953

(1)
Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Property was sold in September 2014.

(3)	Property was sold in June 2014

(4)	Consists of two parcels remaining after sale of the property in 2010.

(5)	Consists of one parcel remaining after sale of the property in 2011.

(6)	Investment in real estate previously combined with South Mall. This property was sold in December 2014.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended December 31, 2014			Year Ended December 31, 2014
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$18,103	$2,319	$20,422	$52,556	$4,888	$57,444
New development projects	185	4,114	4,299	1,026	9,860	10,886
Renovation with no incremental GLA	2,327	—	2,327	5,071	—	5,071
Tenant allowances	10,597	29	10,626	30,381	524	30,905
Recurring capital expenditures:
CAM expenditures	8,435	277	8,712	15,868	592	16,460
Non-CAM expenditures	5,386	3	5,389	7,463	18	7,481
Total recurring capital expenditures	13,821	280	14,101	23,331	610	23,941
Total	$45,033	$6,742	$51,775	$112,365	$15,882	$128,247

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of December 31, 2014
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable	$1,407,947	81.5%	$—	—%	$1,407,947	81.5%
Unconsolidated mortgage loans payable	186,374	10.8%	3,936	0.2%	190,310	11.0%
2014 Term Loans	130,000	7.5%	—	—%	130,000	7.5%
2013 Credit Facility	—	—%	—	—%	—	—%
TOTAL OUTSTANDING DEBT	$1,724,321	99.8%	$3,936	0.2%	$1,728,257	100.0%
AVERAGE STATED INTEREST RATE	4.83%		2.81%		4.83%

(1)	Includes variable rate debt swapped to fixed rate debt.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	2014 Term Loans	TOTAL
Beginning Balance	9/30/2014	$1,609,941	$—	$130,000	$1,739,941
Mortgage loan amortization		(6,969)	—	—	(6,969)
Whitehall Mall mortgage loan assumption		(5,117)	—	—	(5,117)
Gloucester Premium Outlet construction loan draw		402	—	—	402
Ending Balance	12/31/2014	$1,598,257	$—	$130,000	$1,728,257
Weighted Average Balance		$1,607,625	$—	$130,000	$1,737,625

	Debt Maturities (1)
Year	Scheduled Amortization	Mortgage Balance at Maturity	2013 Revolving Facility	2014 Term Loans	Total Debt
2015	$24,186	$306,020	$—	$—	$330,206
2016	15,635	219,480	—	—	235,115
2017	15,335	153,283	—	—	168,618
2018	15,115	141,934	—	—	157,049
2019	15,652	28,050	—	100,000	143,702
Thereafter	40,791	622,776	—	30,000	693,567
	$126,714	$1,471,543	$—	$130,000	$1,728,257

(1)
The weighted average period to mortgage maturity is 4.68 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
Year	Balance	Interest Rate
2015	$312,616	5.69%
2016	224,801	5.55%
2017	153,534	5.45%
2018	144,990	3.71%
2019	28,050	4.38%
Thereafter	734,266	4.61%
Total	$1,598,257	4.95%

Pennsylvania Real Estate Investment Trust
Debt Schedule as of December 31, 2014
(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Mortgage Loans
Springfield East (2)	$2,075	5.39%	$92	$2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,437	5.39%	107	2,419	Mar 2015	Mar 2020
Magnolia Mall	55,679	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	85,013	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	31,306	4.77%	2,118	30,741	Nov 2015	Nov 2015
Willow Grove Park	136,106	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	80,930	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	143,871	5.58%	10,761	140,484	Apr 2016	Apr 2016
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)	62,625	3.71%	2,321	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)	48,000	3.72%	1,786	48,000	Mar 2018	Mar 2018
Lycoming Mall (2)	33,963	3.72%	3,001	30,907	Mar 2018	Mar 2018
New River Valley Mall (2)(3)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,162	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	65,697	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,211	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley	29,058	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	63,177	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	49,171	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	298,232	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	64,968	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	41,590	5.00%	2,681	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall (4)	78,000	5.17%	4,034	66,694	Dec 2023	Dec 2023
Total Fixed Rate Mortgage Loans	$1,594,321	4.95%	$97,897	$1,467,858
Variable Rate Mortgage Loans
Pavilion East Associates	$3,534	2.94%	$253	$3,283	Aug 2017	Aug 2017
Gloucester Premium Outlets	402	1.66%	7	402	Jun 2018	Jun 2019
Total Variable Rate Mortgage Loans	$3,936	2.81%	$260	$3,685
Total Mortgage Loans	$1,598,257	4.95%	$98,157	$1,471,543
CONSOLIDATED MORTGAGE LOANS	$1,407,947	4.90%	$85,281	$1,302,456
UNCONSOLIDATED MORTGAGE LOANS	190,310	5.33%	12,876	169,087
2014 5 YEAR TERM LOAN (2)	100,000	3.24%	3,236	100,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (2)	30,000	3.73%	1,118	30,000	Jan 2021	Jan 2021
2013 REVOLVING FACILITY	—	—%	—	—	Apr 2016	Apr 2018
Total	$1,728,257	4.83%	$102,511	$1,601,543
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.19%	—	—
EFFECTIVE INTEREST RATE	$1,728,257	5.02%	$102,511	$1,601,543

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.

(3)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(4)	Payments are of interest only until April 2015.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

December 31, 2014
Consolidated Liabilities to Gross Asset Value	47.64%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	40.76%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	2.02
Adjusted EBITDA may not be less than 1.45 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	11.85
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	51.80%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, and the 2014 Term Loan agreements dated as of January 8, 2014 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility and 2014 Term Loans with which the Company must comply, all of which are described in the Company’s Annual Report on Form 10-K dated February 28, 2014.

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)
The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties, extraordinary items (computed in accordance with GAAP) and significant non-recurring events that materially distort the comparative measurement of company performance over time; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT’s established guidance provides that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.
FFO does not include gains and losses on sales of operating real estate assets or impairment write-downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.
We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the twelve months ended months ended December 31, 2014 and 2013 to show the effect of acquisition costs, provision for executive separation expense, loss on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, specifically acquisition costs, provision for employee separation expense, loss on hedge ineffectiveness and accelerated amortization of deferred financing costs.
Net Operating Income (NOI)
NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments as described below, and includes real estate revenue and property operating expenses from properties included in discontinued operations. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.
NOI excludes other income, general and administrative expenses, provision for employee separation expense, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, acquisition costs and other expenses.
Same Store NOI
Same store NOI is calculated using retail properties owned for the full periods presented and exclude properties acquired or disposed of or reclassified as held for sale during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	our substantial debt and stated value of preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our 2013 Revolving Facility, our 2014 Term Loans and the Letter of Credit;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such assets that we might be required to record in connection with any dispositions of assets;

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to sell properties that we seek to dispose of and our ability to obtain estimated sale prices;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to development and redevelopment activities;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnership and joint ventures with third parties to acquire or develop properties;

•	our short and long-term liquidity position;

•
the state of unemployment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and our cash flows, and the value and potential impairment of our properties;

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	acts of violence at malls, including our properties, or other similar spaces, and the potential effect on traffic and sales;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	increases in operating costs that cannot be passed on to tenants;

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors; and

•	potential dilution from any capital raising transactions.